EXHIBIT 1


                                STATE OF FLORIDA

                                     [LOGO]

                               DEPARTMENT OF STATE



I certify the attached is a true and correct copy of the complete file of RENT SHIELD CORP., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is P01000000985.


                                         Given under my hand and the
                                         Great Seal of the State of Florida
                                         at Tallahassee, the Capitol, this the
                                         Twenty-third day of December, 2003

[seal]                                   /s/ Glenda E. Hood
                                         -------------------------
                                         Glenda E. Hood
                                         Secretary of State

CAPITAL CONNECTION, INC.
417 E. Virginia Street, Suite 1 o Tallahassee, Florida 32301
(850) 224-illegible870 o 1-800-342-8062 o Fax (850) 222-1222

e-Hobby Network, Inc.

                                                      x   Art of Inc. File
                                                          LTD Partnership File
                                                          Foreign Corp. File
                                                          L.C. File
                                                          Fictitious Name File
                                                          Trade/Service Mark
                                                          Merger File
                                                          Art. of Amend. File
                                                          RA Resignation
                                                          Dissolution/Withdrawal
                                                          Annual Report/Reinstatement
                                                      x   Cert. Copy
                                                          Photo Copy
                                                      x   Certificate of Good Standing
                                                          Certificate of Status
                                                          Certificate of Fictitious Name
                                                          Corp. Record Search
                                                          Officer Search
                                                          Fictitious Search
                                                          Fictitious Owner Search
                                                          Vehicle Search
                                                          Driving Record
                                                          Vehicle Search
---------------------------------------------------       UCC 1 or 3 File
Signature                                                 UCC 11 Search
                                                          UCC 11 Retrieval
---------------------------------------------------       Courier

Requested by:
  [initial]            illegible          10:48
------------------ ---------------- -----------------
Name                         Date             Time
Walk-In                      Will Pick Up
        -------------------               ------------
Illegible

                            ARTICLE OF INCORPORATION
                                       OF
                              E-HOBBY NETWORK, INC.

         The  undersigned,  desiring to form a corporation  (the  "Corporation")
under  the  laws  of  Florida,   hereby   adopts  the   following   Articles  of
Incorporation:

                                    ARTICLE I
                                 CORPORATE NAME

         The name of the Corporation is e-Hobby Network, Inc.

                                   ARTICLE II
                                     PURPOSE

         The Corporation shall be organized for any and all purposes authorized under the laws of the state of Florida.

                                   ARTICLE III
                               PERIOD OF EXISTENCE

         The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV
                                     SHARES

         4.1. The capital stock of this corporation shall consist of 100,000,000 shares of common stock, no par value.

                                    ARTICLE V
                                PLACE OF BUSINESS

         The initial address of the principal place of business of this corporation in the State of Florida shall be 19501 N.E. 10th Avenue, Suite 203, Miami, FL 33179. The Board of Directors may at any time and from time to time move the principal office of this corporation.

                                   ARTICLE VI
                              DIRECTOR AND OFFICERS

         The business of this corporation shall be managed by its Board of Directors. The number of such directors shall be not be less than one (1) and, subject to such minimum may be increased or decreased from time to time in the manner provided in the By-Laws.

         The number of persons constituting the initial Board of Directors shall be 1. The Board of Directors shall be elected by the Stockholders of the corporation at such time an din such manner as provided in the By-Laws. The name and addressed of the Initial Board of Directors and officers are as follows:

         Susan Parker                              President/Secretary/Director
         19501 N.E. 10th Avenue
         Suite 203
         Miami, FL 33179

                                   ARTICLE VII
                           DENIAL OF PREEMTIVE RIGHTS

         No shareholder shall have any right to acquire shares of other securities of the Corporation except to the extent such right may be granted by an amendment to these Articles of Incorporation or by a resolution of the Board of Directors.

                                  ARTICLE VIII
                               AMENDMENT OF BYLAWS
         Anything in these Articles of Incorporation, the Bylaws, or the Florida Corporation Act notwithstanding, bylaws shall not be adopted, modified, amended or repeated by the shareholders of the Corporation except upon the affirmative vote of a simple majority vote of the holders of all the issued and outstanding shares of the corporation entitled to vote thereon.

                                   ARTICLE IX
                                  SHAREHOLDERS

         9.1. Inspection of Books. The board of directors shall make reasonable rules to determine at what times and places and under what conditions the books of the Corporation shall be open to inspection by shareholders or a duly appointed representative of a shareholder.

         9.2. Control Share Acquisition. The provisions relatin gto any control share acquisition as contained in Florida Statutes now, or hereinafter amended, and any successor provision shall not apply to the Corporation.

         9.3. Quorum. The holders of shares entitled to one-third of the votes at a meeting of shareholder's shall constitute a quorum.

         9.4. Required Vote. Acts of shareholders shall require the approval of holders of 50.01% of the outstanding votes of shareholders.

                                    ARTICLE X
             LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

         To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. In addition, the Corporation shall have the power, in its By-Laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this corporation against any contingency or peril as may be determined to be in the best interests of this corporation, and in conjunction therewith, to procure, at this corporation's expense, policies of Insurance.

                                   ARTICLE XI
                                   SUBSCRIBER

         The  name  and  address  of  the  person   signing  these  Articles  of
Incorporation as subscriber is:

         Eric P. Littman
         7695 S.W. 104th Street
         Suite 210
         Miami, FL 33156

                                   ARTICLE X1I
                                    CONTRACTS

         No contract or other transaction between this corporation and any person, firm or corporation shall be affected by the fact that any officer or director of this corporation is such other party or is, or at some time in the future becomes, an officer, director or partner of such other contracting party, or has now or hereafter a direct or indirect interest in such contract.

                                  ARTICLE XIII
                                 RESIDENT AGENT

         The name and address of the initial resident agent of this corporation is:

                  Eric P. Littman
                  7695 S.W. 104th Street
                  Suite 210
                  Miami, FL 33156

         IN WITNESS WHEREOF, I have hereunto subscribed to and executed these Articles of incorporation this on January 2, 2001.




                                                     /s/ Eric P. Littman
                                                     ------------------------
                                                     Eric P. Littman, Subscriber

Subscribed and Sworn on January 2, 2001.
Before me:



/s/ Jennifer illegible
-----------------------------
Notary Public

My Commission Expires:              Jennifer  illegible
                                    [seal]   My Commission   illegible
                                             Expires December 07, 2003

                  CERTIFICATE DESIGNATING PLACE OF BUSINESS OR
                DOMICILE FOR SERVICE OF PROCESS WITHIN THIS STATE
                NAMING THE AGENT UPON WHOM PROCESS MAY BE SERVED

         Having been named to accept service of process for e-Hobby Network, Inc., at the place designated in the Articles of Incorporation, the undersigned is familiar with and accepts the obligations of that position pursuant to F.S.
607.0501 (3).





                                                     /s/ Eric P. Littman
                                                     ---------------------
                                                     Eric P. Littman



2002 UNIFORM BUSINESS REPORT (UBR)                                     FILED
                                                                MAY 14, 2002 8:00 AM
DOCUMENT #        P01000000985                                  SECRETARY OF STATE
1.  Entity Name                                                 05-14-2002 90503 01 *1,800 00

     e-HOBBY NETWORK, INC.


Principal Place of Business                 Mailing Address
Illegible                                   Illegible
Miami, FL illegible                         Miami, FL illegible
                                                                                        [bar code]
2. Principal Place of Business           3. Mailing Address

     Suite, Apt. #, etc.                 Suite, Apt. #, etc.                     DO NOT WRITE IN THIS SPACE

     City & State                        City & State                  4    FEI Number              Applied for
                                                                            65-1082128              Not Applicable

     Zip          Country                Zip         Country           5.  illegible                S8.75 Additional
                                                                                                    Fee Required

          6.  Name and Address of Current    illegible   Agent                  7.  Name and Address of    illegible    Agent
                                                              Name
LITTMAN, ERIC P.                                              Street, Address (P.O. Box Number Is Not Acceptable)
7695 SW 104TH street, #210
Miami, FL 33156                                               City                      FL      Zip Code


8. The above named illegible submits this statement for the purpose of changing the illegible office or illegible agent, or both, in the State of Florida

SIGNATURE
         -------------------------------------------------------------------------------------------------
                  Signature,   illegible             illegible                                   illegible

9.  Thjs corporation is eligible to   illegible               FILE NOW!!! FEE IS $150.00
                 illegible                              After May 1, 2002 Fee will be $illegible   10.  Illegible
$5.00 May be
     (See criteria on back.)                                                                              Added to Fees

11.      OFFICERS AND RIREXTORS                      12.      ADDITIONS.CHANGES TO OFFICERS AND DIRECTORS IN 11.

TITLE             illegible                          Delete              TITLE          Change            Addition
NAME              PARKER, SUSAN                                 NAME
STREET ADDRESS    16501 NW 10TH AVE., #203                      STREET ADDRESS
CITY, ST, ZIP     MIAMI, FL 33179                               CITY, ST, ZIP

TITLE                                       Delete              TITLE           Change           Addition
NAME                                                            NAME
STREET ADDRESS                                                  STREET ADDRESS
CITY, ST, ZIP                                                   CITY, ST, ZIP

TITLE                                       Delete              TITLE           Change           Addition
NAME                                                            NAME
STREET ADDRESS                                                  STREET ADDRESS
CITY, ST, ZIP                                                   CITY, ST, ZIP

TITLE                                       Delete              TITLE           Change           Addition
NAME                                                            NAME
STREET ADDRESS                                                  STREET ADDRESS
CITY, ST, ZIP                                                   CITY, ST, ZIP

TITLE                                       Delete              TITLE           Change           Addition
NAME                                                            NAME
STREET ADDRESS                                                  STREET ADDRESS
CITY, ST, ZIP                                                   CITY, ST, ZIP

TITLE                                       Delete              TITLE           Change           Addition
NAME                                                            NAME
STREET ADDRESS                                                  STREET ADDRESS
CITY, ST, ZIP                                                   CITY, ST, ZIP

13.  I hereby certify that the information supplied with this ILLEGIBLE does not qualify for the ILLEGIBLE in Section ILLEGIBLE, Florida ILLEGIBLE. I
     further certify that the information indicated on this report of
     ILLEGIBLE....

SIGNATURE:
           --------------------------------------------------------------------------------------
                           ILLEGIBLE                                   Date                      Daytime Phone #

                                  P01000000985





            (Requestor's Name)
                                                                   [bar code]
                                                                 300013325993
                  (Address)


                  (Address)


         (City/State/Zip/Phone #)


          PICK-UP    WAIT     MAIL



         (Business Entity Name)


              (Document Number)


Certified Copies              Certificates of Status
                 -----------                         -------------------

Special Instructions to Filing Officer:



                  Office Use Only

CAPITAL CONNECTION, INC.
417 E. Virginia Street, Suite 1 o Tallahassee, Florida 32301
(850) 224-illegible870 o 1-800-342-8062 o Fax (850) 222-1222



e-Hobby Network, Inc.

                                                                  Art of Inc. File
                                                                  LTD Partnership File
                                                                  Foreign Corp. File
                                                                  L.C. File
                                                                  Fictitious Name File
                                                                  Trade/Service Mark
                                                                  Merger File
                                                              x   Art. of Amend. File
                                                                  RA Resignation
                                                                  Dissolution/Withdrawal
                                                                  Annual Report/Reinstatement
                                                                  Cert. Copy
                                                              x    Photo Copy
                                                                  Certificate of Good Standing
                                                                  Certificate of Status
                                                                  Certificate of Fictitious Name
                                                                  Corp. Record Search
                                                                  Officer Search
                                                                  Fictitious Search
--------------------------------------------------------------    Fictitious Owner Search
Signature                                                         Vehicle Search
                                                                  Driving Record
--------------------------------------------------------------    UCC 1 or 3 File
                                                                  UCC 11 Search
Requested by:                                                     UCC 11 Retrieval
        [initial]             3/14/03               10:30        Courier
--------------------------- ---------------- -----------------
Name                         Date             Time
Walk-In                      Will Pick Up
        -------------------               --------------------
ILLEGIBLE

                            ARTICLES OF AMENDMENT TO
                              E-HOBBY NETWORK, INC.

         THE UNDERSIGNED, being the sole director and president of e-Hobby Network Inc., does hereby amend its Articles of Incorporation as follows:

                                   ARTICLE IV
                                     SHARES

         4.1. The capital stock of this corporation shall consist of 100,000,000 shares of common stock, no par value and 100,000,000 shares of preferred stock, no par value.

         4.2 Preferred Stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares to Preferred Stock in one or more series, to establish the number of shares to be included in each series, and to fix the designation, powers, including voting rights, if any, preferences, and rights of the shares of each series, and any qualifications, limitations, or restrictions thereof.

         4.3 Other Powers of the Board of Directors With Respect to Shares.

                  (a) The board of directors may effectuate dividends payable in shares by issuance of shares of any class or series to holders of shares of any other class or series.

                  (b) The board of directors may issue rights and options to acquire shares upon such terms as the board of directors shall determine.

         I hereby certify that the following was adopted by a majority vote of the shareholders and directors of the corporation on March 10,2000 and that the number of votes cast was sufficient for approval.

                                 DESIGNATION OF
                      SERIES A CONVERTIBLE PREFERRED STOCK

         1. Creation of Series A Convertible Preferred Stock. There is hereby created a series of preferred stock consisting of 75,000,000 shares and designated as the Series A Convertible Preferred Stock, no par value, having the voting powers, preferences, relative, participating, limitations, qualifications optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

         2. Dividend Provisions. In the event a dividend is declared with respect to the Company's Common Stock prior to Conversion of the Series A Convertible Preferred Stock, upon such conversion, such dividend shall be paid with respect to the Shares of Common Stock into which the Series A Convertible Preferred Stock were converted. Each share of Series A Convertible Preferred Stock shall rank on a party with each other share of Convertible Preferred Stock with respect to dividends.

         I hereby certify that the following was adopted by a majority vote of the shareholders and directors of the corporation on March 10, 2003 and that the number of votes cast was sufficient for approval.

         IN WITNESS WHEREOF, I have hereunto subscribed to and executed this Amendment to Articles of Incorporation this on March 10, 2003.



/s/ Susan Parker
Susan Parker, President and Sole Director


The foregoing instrument was acknowledged before me on March 10, 2003, by Susan Parker, who is personally known to me.




                                                     [stamp/seal]
                                                     Notary Public

My commission expires:

                                  P01000000985





            (Requestor's Name)
                                                              [bar code]
                                                              900015305689
                  (Address)


                  (Address)


         (City/State/Zip/Phone #)


          PICK-UP    WAIT     MAIL



         (Business Entity Name)


              (Document Number)

Certified Copies              Certificates of Status
                 -----------                        -

Special Instructions to Filing Officer:



                  Office Use Only

CAPITAL CONNECTION, INC.
417 E. Virginia Street, Suite 1 o Tallahassee, Florida 32301
(850) 224-illegible870 o 1-800-342-8062 o Fax (850) 222-1222



e-Hobby Network, Inc.

                                                                  Art of Inc. File
                                                                  LTD Partnership File
                                                                  Foreign Corp. File
                                                                  L.C. File
                                                                  Fictitious Name File
                                                                  Trade/Service Mark
                                                                  Merger File
                                                              x   Art. of Amend. File
                                                                  RA Resignation
                                                                  Dissolution/Withdrawal
                                                                  Annual Report/Reinstatement
                                                                  Cert. Copy
                                                              x   Photo Copy
                                                                  Certificate of Good Standing
                                                                  Certificate of Status
                                                                  Certificate of Fictitious Name
                                                                  Corp. Record Search
                                                                  Officer Search
                                                                  Fictitious Search
--------------------------------------------------------------    Fictitious Owner Search
Signature                                                         Vehicle Search
                                                                  Driving Record
--------------------------------------------------------------    UCC 1 or 3 File
                                                                  UCC 11 Search
Requested by:                                                     UCC 11 Retrieval
         [initial]             4/11/03               10:24        Courier
--------------------------- ---------------- -----------------
Name                         Date             Time
Walk-In                      Will Pick Up
        -------------------               --------------------
Illegible

                            ARTICLES OF AMENDMENT TO
                              E-HOBBY NETWORK, INC.

                  THE UNDERSIGNED, being the sole director and president of, e-Hobby Network, Inc., does hereby amend its Articles of Incorporation as follows:

                                    ARTICLE 1
                                      NAME

         1. Effective April 8, 2003, the name of this corporation shall be RENT SHIELD CORP.

         I hereby certify that the following was adopted by a majority vote of the shareholders and directors of the corporation on April 8, 2003 and that the number of votes cast was sufficient for approval.

         IN WITNESS WHEREOF, I have hereunto subscribed to and executed this Amendment to Articles of Incorporation on April 8, 2003.


/s/ Susan Parker
-----------------------------------------
Susan Parker, President and Sole Director


         The foregoing instrument was acknowledged before me on April 8, 2003, by Susan Parker who is personally known to me.


/s/
Notary Public
My commission expires:     [seal, stamp]

           PLEASE READ ALL INSTRUCTIONS BEFORE COMPLETING THIS FORM.

CORPORATION      [SEAL]       FLORIDA DEPARTMENT OF STATE
REINSTATEMENT                   Secretary of State
                              Division of Corporations
--------------------------------------------------------------------------------

DOCUMENT 3 P01000000985

1.  Corporation Name

    Rent Shield Corp.

2. Principal Office Address                  3. Mailing Office Address               REINSTATEMENT 2003
   100 Scarsdale Road                           Same as above                        4. Date Incorporate or Qualified
                                                                                        to do Business in illegible
Suite, Apt. # etc.                           Suite, Apt. # etc.
Suite 200                                                                            5. FEI Number
                                                                                        65-1082128
City/State                                   City/State
Toronto, Ontario                                                                     6. Certificate of Status Illegible

Zip            County                        Zip            Country
M3B 2R8        Canada

                7. Name and Address of Current Registered Agent

Name
 Eric P. Littman

Street Address (P.O. Box Nume is Not Acceptable)
7695 SW 104 Street

Suite, Apt. # etc
Suite 210

City                                        State             Zip Code
Miami                                        FL                33158

8. Illegible

Signature of
Registered Agent  /s/ Eric P. Littman                    Date    11/25/03
                 --------------------------------              --------------

9.  Name and Street Address of Each Officer and/or Director (illegible)

                Name of                Street Addres of Each
Title    Officer and/or Director       Officer and/or Director  City/State/Zip
--------------------------------------------------------------------------------
CEO      John Hamilton                 17 {Illegible} Road     Toronto, ON
                                                               Canada M#B 2P

COO      Hugh Forest                   3103 Orleans Road       {Illegible) ON
                                                               Canada LSH 2S6

CFO      David Sanderson               1360 Hampton Street     Oakville, ON
                                       #35                     Canada L6H 2S6

--------------------------------------------------------------------------------

10.  I certify that {Illegible}


SIGNATURE    {ILLEGIBLE}                       11/21/03     416-591-4603
          --------------------------------     ---------    -----------------
            {ILLEGIBLE}                         DATE        DAYTIME PHONE